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                                                                    EXHIBIT 23.2




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement of our report dated March 28, 2003, with respect to the consolidated financial statements and schedules of Crown American Realty Trust included in its Annual Report (Form 10-K), as amended, for the year ended December 31, 2002, filed with the Securities and Exchange Commission.




                                         ERNST & YOUNG LLP

McLean, VA
May 30, 2003